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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         Commission File Number 1-10585


     Date of the report (Date of earliest event reported): August 4, 2003


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                            CHURCH & DWIGHT CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                         13-4996950
(State or Other Jurisdiction or Incorporation)        (I.R.S. Employer Identification No.)




 469 North Harrison Street, Princeton, New Jersey                        08543
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (609) 683-5900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS

On August 4, 2003, Church & Dwight Co., Inc. ("Company") issued a press release relating to earnings for the quarter ended June 27, 2003 and the Company's investor and analyst conference to be held on Monday, August 4, 2003.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
(c)       Exhibits

          Exhibit 99 Press Release by the Company dated August 4, 2003.

ITEM 9.       REGULATION FD DISCLOSURE

The following information is furnished by Church & Dwight Co., Inc. (the "Company") pursuant to Item 12. "Disclosure of Results of Operations and Financial Condition."

On August 4, 2003, the Company issued a press release announcing its financial results for the second quarter of 2003. The press release is set forth in the attached Exhibit 99.

Exhibit 99 includes references to earnings before interest, taxes, depreciation and amortization ("EBITDA"). A reconciliation of EBITDA to net cash provided by (used in) operating activities, the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States ("GAAP"), is also provided in the exhibit.

Management believes that the presentation of EBITDA, a non-GAAP financial measure, is useful because it allows investors and management to evaluate and Compare the Company's liquidity in a more meaningful manner. In addition, EBITDA is a required component of the financial covenants contained in the Company's credit facility.

Exhibit 99 also includes references to sales, gross profit and operating profit on a combined basis, including Armkel LLC and other unconsolidated affiliates. A reconciliation of reported sales, gross profit and operating profit to combined sales, gross profit and operating profits is provided in the exhibit.

Management believes that the presentation of combining sales and operating results with affiliate companies over which the Company exerts significant influence, but does not control the financial and operating decisions is useful because it allows investors and management to evaluate and compare the Company's financial results in the same manner in which the Company manages its businesses.

Exhibit 99 also includes references to adjusted net income. A reconciliation of net income to adjusted net income is provided in the exhibit.

Management believes that the presentation of adjusted net income is useful because it allows investors and management to evaluate and compare the performance of the Company in a more meaningful manner by adjusting for non-recurring items.


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                                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHURCH & DWIGHT CO., INC.
                                  a Delaware Corporation


Date:  August 4, 2003          By:   /s/ Robert A. Davies III
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                                      Robert A. Davies III
                                      Chief Executive Officer